Exhibit 99.1

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in a Current Report on Form 8-K (the “Form 8-K”) filed by Watson Wyatt Worldwide, Inc. (“Watson Wyatt”), which will automatically be incorporated by reference into the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-161705) filed by Jupiter Saturn Holding Company and all amendments thereto, as a person who will become a director of Towers Watson & Co. (currently known as Jupiter Saturn Holding Company) (the “Company”) upon consummation of the Mergers (as such term is defined in the Agreement and Plan of Merger, dated as of June 26, 2009, as amended, among Watson Wyatt, Towers, Perrin, Forster & Crosby, Inc., the Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc.), and to the filing of this consent as an exhibit to the Form 8-K.

Date: November 13, 2009

By:	s/ John J. Gabarro
John J. Gabarro

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in a Current Report on Form 8-K (the “Form 8-K”) filed by Watson Wyatt Worldwide, Inc. (“Watson Wyatt”), which will automatically be incorporated by reference into the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-161705) filed by Jupiter Saturn Holding Company and all amendments thereto, as a person who will become a director of Towers Watson & Co. (currently known as Jupiter Saturn Holding Company) (the “Company”) upon consummation of the Mergers (as such term is defined in the Agreement and Plan of Merger, dated as of June 26, 2009, as amended, among Watson Wyatt, Towers, Perrin, Forster & Crosby, Inc., the Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc.), and to the filing of this consent as an exhibit to the Form 8-K.

Date: November 13, 2009

By:	s/ Gail E. McKee
Gail E. McKee

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in a Current Report on Form 8-K (the “Form 8-K”) filed by Watson Wyatt Worldwide, Inc. (“Watson Wyatt”), which will automatically be incorporated by reference into the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-161705) filed by Jupiter Saturn Holding Company and all amendments thereto, as a person who will become a director of Towers Watson & Co. (currently known as Jupiter Saturn Holding Company) (the “Company”) upon consummation of the Mergers (as such term is defined in the Agreement and Plan of Merger, dated as of June 26, 2009, as amended, among Watson Wyatt, Towers, Perrin, Forster & Crosby, Inc., the Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc.), and to the filing of this consent as an exhibit to the Form 8-K.

Date: November 13, 2009

By:	s/ Brendan O’Neill
Brendan O’Neill

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in a Current Report on Form 8-K (the “Form 8-K”) filed by Watson Wyatt Worldwide, Inc. (“Watson Wyatt”), which will automatically be incorporated by reference into the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-161705) filed by Jupiter Saturn Holding Company and all amendments thereto, as a person who will become a director of Towers Watson & Co. (currently known as Jupiter Saturn Holding Company) (the “Company”) upon consummation of the Mergers (as such term is defined in the Agreement and Plan of Merger, dated as of June 26, 2009, as amended, among Watson Wyatt, Towers, Perrin, Forster & Crosby, Inc., the Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc.), and to the filing of this consent as an exhibit to the Form 8-K.

Date: November 13, 2009

By:	s/ Linda D. Rabbitt
Linda D. Rabbitt

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in a Current Report on Form 8-K (the “Form 8-K”) filed by Watson Wyatt Worldwide, Inc. (“Watson Wyatt”), which will automatically be incorporated by reference into the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-161705) filed by Jupiter Saturn Holding Company and all amendments thereto, as a person who will become a director of Towers Watson & Co. (currently known as Jupiter Saturn Holding Company) (the “Company”) upon consummation of the Mergers (as such term is defined in the Agreement and Plan of Merger, dated as of June 26, 2009, as amended, among Watson Wyatt, Towers, Perrin, Forster & Crosby, Inc., the Company, Jupiter Saturn Delaware Inc. and Jupiter Saturn Pennsylvania Inc.), and to the filing of this consent as an exhibit to the Form 8-K.

Date: November 13, 2009

By:	s/ Gilbert T. Ray
Gilbert T. Ray